UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2016

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Montgomery Ave, Bethesda, Maryland 20814
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

ATM Agency Agreement

On May 20, 2016, India Globalization Capital, Inc. (the “Company”) entered into an At-The-Market Agency Agreement (“ATM Agreement”) with IFS Securities, Inc. (dba Brinson Patrick, a division of IFS Securities, Inc.), as sales agent (“Brinson Patrick” or the “Agent”). Under the ATM Agreement with Brinson Patrick, the Company may offer and sell shares of its common stock (the “Shares”), having an aggregate offering price of up to $10 million from time to time through Brinson Patrick, as its sales agent. Sales of the Shares, if any, would be made by means of ordinary brokers’ transactions on the NYSE MKT at market prices. The price per share will be at prevailing market prices when we have an order to sell our Shares in effect.  An order to sell our shares may contain a minimum sales price as well as a maximum number of shares to be sold under the order.  Brinson Patrick will be entitled to compensation at a fixed commission rate of 5.0% of the gross sales price per share.

The Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-201822), which became effective on April 8, 2015.

The ATM Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the ATM Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s prospectus supplement dated May 20, 2016 to the prospectus effective April 8, 2015, which has been filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The ATM Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

It is anticipated that Brinson Patrick will provide various investment banking, financial advisory and other services to us and our affiliates for which services it may receive customary fees.

A copy of the opinion of Olshan Frome Wolosky LLP relating to the legality of the Shares is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

India Globalization Capital, Inc.

Date: May 20, 2016	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

5.1	Opinion of Olshan Frome Wolosky LLP

10.1	At-The-Market (“ATM”) Agency Agreement, dated May 20, 2016, by and between India Globalization Capital, Inc. and IFS Securities, Inc. (dba Brinson Patrick, a division of IFS Securities, Inc.)

23.1	Consent of Olshan Frome Wolosky LLP (contained in Exhibit 5.1).